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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 30, 2007

                        INTEGRATED SILICON SOLUTION, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                   000-23084               77-0199971
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

                 2231 Lawson Lane, Santa Clara, California 95054
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             (Address of Principal Executive Offices of Registrant)

       Registrant's telephone number, including area code: (408) 969-6600


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

       The information under this Item 2.02 is being furnished as contemplated by General Instruction B(2) to Form 8-K.

       On January 30, 2007, we announced selected financial results of our operations for the first fiscal quarter ended December 31, 2006. The complete release is attached to this report as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

       (d)     Exhibits.

       99.1    Press Release dated January 30, 2007.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INTEGRATED SILICON SOLUTION, INC.


Date:  January 30, 2007                      /s/ SCOTT D. HOWARTH
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                                             Scott D. Howarth
                                             Vice-President and
                                             Chief Financial Officer

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                                INDEX TO EXHIBITS
                                -----------------

99.1       Press Release dated January 30, 2007